SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:               March 10, 2004
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                       (Date of earliest event reported)


                            Lehman ABS Corporation
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              (Exact Name of Registrant as Specified in Charter)


     Delaware                    001-32021                 13-3447441
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(State of Incorporation)       (Commission              (I.R.S. Employer
                               File Number)             Identification No.)

745 Seventh Avenue
New York, New York                                          10019
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(Address of Principal Executive Offices)                   (Zip Code)

       Registrant's Telephone Number, including area code (212) 526-7000
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ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

(a)    Financial Statements - Not Applicable

(b)    Pro Forma Financial Information - Not Applicable

(c)    Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.             Description
---------------         -----------

      5.1 Opinion of Sidley Austin Brown & Wood LLP with respect to legality in connection with the Corporate Backed Trust Certificates, Goldman Sachs Capital I Securities-Backed Series 2004-4.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LEHMAN ABS CORPORATION


                                           By:   /s/ Paul Mitrokostas
                                                ------------------------
                                           Name:   Paul Mitrokostas
                                           Title:  Senior Vice President

March 10, 2004

INDEX TO EXHIBITS
    Exhibit No.                       Description
    -----------                       -----------

        5.1 Opinion of Sidley Austin Brown & Wood LLP with respect to legality in connection with the Goldman Sachs Capital I Securities-Backed Trust Certificates, Series 2004-4.